AMENDMENT NO. 1

TO AMENDED AND RESTATED

AGREEMENT AND DECLARATION OF TRUST

OF

VANGUARD HORIZON FUNDS

This Amendment No. 1 (the "Amendment") to the Amended and Restated Agreement and Declaration of Trust of Vanguard Horizon Funds (the "Trust") amends the Amended and Restated Agreement and Declaration of Trust of the Trust dated as of November 19, 2008, as amended (the "Agreement").

By resolutions adopted at a meeting of the Trust's Board of Trustees (the "Board") on May 23 & 24, 2019, the Board approved this Amendment. Under Article VIII, Section 4 of the Agreement, this Amendment may be executed by a duly authorized officer of the Trust.

WHEREAS, the Trust desires to amend the Agreement to reflect the addition of the following new series: Vanguard International Core Stock Fund.

NOW, THEREFORE, the Agreement is hereby amended as follows:

1.Schedule A of the Agreement is hereby amended and restated to read in its entirety as set forth on Exhibit 1 to this Amendment.

2.All references in the Agreement to the "Amended Declaration of Trust" or "Declaration of Trust" shall mean the Agreement as amended by this

Amendment.

3.Except as specifically amended by this Amendment, the Agreement is hereby confirmed and remains in full force and effect.

IN WITNESS WHEREOF, the undersigned, a duly authorized officer of the Trust, has executed this Amendment as of January 19, 2023.

VANGUARD HORIZON FUNDS

/S/ Michael Drayo___________

(Original signature on Declaration of Trust)

Michael Drayo

Assistant Secretary

EXHIBIT 1

AMENDED AND RESTATED

AGREEMENT AND DECLARATION OF TRUST

OF

VANGUARD HORIZON FUNDS

SCHEDULE A

VANGUARD HORIZON FUNDS

SERIES AND CLASSES OF THE TRUST

SERIES	CLASSES
Vanguard Capital Opportunity Fund	Investor, Admiral
Vanguard International Core Stock Fund	Investor, Admiral
Vanguard Global Equity Fund	Investor
Vanguard Strategic Equity Fund	Investor
Vanguard Strategic Small-Cap Equity Fund	Investor

AMENDMENT NO. 1

TO AMENDED AND RESTATED

AGREEMENT AND DECLARATION OF TRUST

OF

VANGUARD HORIZON FUNDS

This Amendment No. 1 (the "Amendment") to the Amended and Restated Agreement and Declaration of Trust of Vanguard Horizon Funds (the "Trust") amends the Amended and Restated Agreement and Declaration of Trust of the Trust dated as of November 19, 2008, as amended (the "Agreement").

By resolutions adopted at a meeting of the Trust's Board of Trustees (the "Board") on May 23 & 24, 2019, the Board approved this Amendment. Under Article VIII, Section 4 of the Agreement, this Amendment may be executed by a duly authorized officer of the Trust.

WHEREAS, the Trust desires to amend the Agreement to reflect the addition of the following new series: Vanguard International Core Stock Fund.

NOW, THEREFORE, the Agreement is hereby amended as follows:

4.Schedule A of the Agreement is hereby amended and restated to read in its entirety as set forth on Exhibit 1 to this Amendment.

5.All references in the Agreement to the "Amended Declaration of Trust" or "Declaration of Trust" shall mean the Agreement as amended by this Amendment.

6.Except as specifically amended by this Amendment, the Agreement is hereby confirmed and remains in full force and effect.

IN WITNESS WHEREOF, the undersigned, a duly authorized officer of the Trust, has executed this Amendment as of August ____, 2019.

VANGUARD HORIZON FUNDS

/S/ Michael Drayo___________

(Original signature on Declaration of Trust)

Michael Drayo

Assistant Secretary

EXHIBIT 1

AMENDED AND RESTATED

AGREEMENT AND DECLARATION OF TRUST

OF

VANGUARD HORIZON FUNDS

SCHEDULE A

VANGUARD HORIZON FUNDS

SERIES AND CLASSES OF THE TRUST

SERIES	CLASSES
Vanguard Capital Opportunity Fund	Investor, Admiral
Vanguard International Core Stock Fund	Investor, Admiral
Vanguard Global Equity Fund	Investor
Vanguard Strategic Equity Fund	Investor
Vanguard Small-Cap Equity Fund	Investor